EXHIBIT 10.1(e)

                            LEASE EXTENSION AGREEMENT

      THIS LEASE EXTENSION AGREEMENT is made and entered effective as of the 31st day of March, 2003, by and between HUGHES, INC., a Florida corporation ("Lessor"), and HUGHES SUPPLY, INC., a Florida corporation ("Lessee").

            A. Lessor and Lessee entered into twelve (12) different Lease Agreements, as amended, for the demised premises ("Premises") described therein, each of which having the address as set forth in Exhibit "A" attached hereto and by this reference incorporated herein (collectively, the "Leases").

            B. Lessor and Lessee desire to amend the Leases to extend the term(s) as set forth below.

      NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

      1. All terms and conditions set forth in each of the Leases are herein incorporated by this reference as to each individual Lease, and defined terms set forth therein shall have the meanings as set forth in each individual Lease.

      2. The "term(s)" of each of the Leases are hereby extended for an additional thirty (30) days so that each of the Leases now have a new termination date of April 30, 2003.

      3. The Leases remain in full force and effect as amended above.

      IN WITNESS WHEREOF, the parties hereto have caused this Lease Extension Agreement to be executed effective the date first written above.

WITNESSES:                                 LESSOR:

                                           HUGHES, INC.,
                                           a Florida corporation


                                           By:__________________________________
__________________________________         Name:________________________________
Print Name:_______________________         Title:_______________________________


__________________________________
Print Name:_______________________

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                                              LESSEE:

                                              HUGHES SUPPLY, INC.,
WITNESSES:                                    a Florida corporation


/s/ Jack Prevost                              By: /s/ Vincent S. Hughes
-----------------------------------              -------------------------------
Print Name:                                   Name:
           ------------------------                 ----------------------------
                                              Title:  VP
                                                   -----------------------------
-----------------------------------
Print Name:
           ------------------------


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

                                   EXHIBIT "A"

            1.    951 Pierce St., Clearwater, FL

            2.    903 Brentwood Dr., Daytona, FL

            3.    401 Angle Rd, Ft. Pierce, FL

            4.    576 N.E. 23rd Ave., Gainesville, FL

            5.    335 N. Ingraham Ave., Lakeland, FL

            6.    1010 W. Grand Ave., Orlando, FL

            7.    2018 Lucerne Terrace, Orlando, FL

            8.    521 W. Central Blvd., Orlando, FL

            9.    2525 12th St., Bldg. 1, Sarasota, FL

            10.   2525 12th St., Bldg. 2, Sarasota, FL

            11.   341 S. Seaboard Ave., Venice, FL

            12.   2501 7th St., S.W., Winter Haven, FL (or 2439 7th St., S.W.)


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